As filed with the Securities and Exchange Commission on March 14, 2014
Securities Act File No. [  ]

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

Form N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. ☐

Hartford HLS Series Fund II, Inc.

(Exact Name of Registrant as Specified in Charter)

5 Radnor Corporate Center, Suite 300,

100 Matsonford Road, Radnor, Pennsylvania 19087
(Address of Principal Executive Offices) (Zip Code)

1-610-386-4068
(Registrant’s Area Code and Telephone Number)

Edward P. Macdonald, Esq.

Hartford Funds Management Company, LLC
5 Radnor Corporate Center, Suite 300
100 Matsonford Road
Radnor, Pennsylvania 19087

(Name and Address of Agent for Service)

With copies to:

John V. O’Hanlon, Esq.

Dechert LLP

One International Place, 40th Floor
100 Oliver Street
Boston, Massachusetts 02110-2605

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on April 21, 2014, pursuant to Rule 488 under the Securities Act of 1933, as amended.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

HARTFORD HLS SERIES FUND II, INC.

FORM N-14

CONTENTS OF REGISTRATION STATEMENT ON FORM N-14

This Registration Statement consists of the following papers and documents:

Cover Sheet

Contents of Registration Statement on Form N-14

Letter to Shareholders

Part A — Combined Information Statement and Prospectus

Part B — Statement of Additional Information

Part C — Other Information

Signature Page

Exhibits

HARTFORD SERIES FUND, INC.,

ON BEHALF OF

HARTFORD GROWTH HLS FUND

[May 12], 2014

Dear Hartford HLS Fund Participant:

At a meeting held on February 5, 2014, the Board of Directors (the “Board”) of Hartford Series Fund, Inc. (“Hartford Series Fund”) approved on behalf of Hartford Growth HLS Fund (“Growth Fund”), and the Board of Directors (each, a “Board” and collectively with the Board of Hartford Series Fund, the “Boards”) of Hartford HLS Series Fund II, Inc. (“Hartford Series Fund II” and collectively with the Hartford Series Fund, the “Hartford HLS Funds”) approved on behalf of Hartford Growth Opportunities HLS Fund (“Growth Opportunities Fund” and collectively with Growth Fund, the “Funds”), an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for the reorganization of the Growth Fund into the Growth Opportunities Fund (the “Reorganization”). The Reorganization does not require shareholder approval.  The Reorganization is expected to occur on or about June 23, 2014 (the “Closing Date”), at which time you will receive shares of Growth Opportunities Fund of the same class and of equivalent dollar value to your shares in Growth Fund as of the Closing Date.  Growth Fund issues and sells its shares to separate accounts of certain insurance companies (the “Separate Accounts”) and to qualified retirement plans.  The Separate Accounts hold shares of Growth Fund, which are vehicles for funding benefits under flexible premium deferred variable annuity contracts or flexible premium variable life insurance contracts that are issued by insurance companies.

After carefully considering the merits of the Reorganization, the Board determined that combining the Funds is in the best interests of each Fund’s shareholders. In connection with the Reorganization, you should note the following:

•                                          The Reorganization is expected to qualify as a tax-free transaction;

•                                          The value of your investment will not change as a result of the Reorganization; and

•                                          The Reorganization is also expected to provide shareholders of both Funds with the opportunity to potentially benefit from economies of scale.

Hartford Funds Management Company, LLC (“HFMC”), the Funds’ investment adviser, is committed to offering a differentiated product line that it believes adds value for shareholders.

The Reorganization Agreement provides for:

•                              the transfer of all of the assets of Growth Fund to Growth Opportunities Fund in exchange for shares of Growth Opportunities Fund that have an aggregate net asset value equal to the aggregate net asset value of the shares of Growth Fund on the valuation date for the Reorganization;

•                              the assumption by Growth Opportunities Fund of all of the liabilities of Growth Fund; and

•                              the distribution of shares of Growth Opportunities Fund to the shareholders of Growth Fund in complete liquidation of Growth Fund.

The Reorganization is expected to be completed on or about June 23, 2014 at 8:00 a.m. Eastern Time based on the net asset value of each Fund as of the close of regular trading on the New York Stock Exchange on June 20, 2014, or at such earlier or later date as determined by an officer of Hartford HLS

Funds. Growth Fund was closed to new and existing investors (except as set forth in the accompanying Combined Information Statement and Prospectus) effective on or about June 19, 2014.

The Reorganization does not require shareholder approval, and you are not being asked to vote or take any other action in connection with the Reorganization. We do, however, ask that you review the enclosed combined Information Statement/Prospectus, which contains information about Growth Opportunities Fund, including its investment objective, strategies, risks, performance, fees and expenses.  As of the date of the Reorganization, your assets will automatically be invested in Growth Opportunities Fund, which has a similar investment objective, similar investment strategies (through different investment styles as explained in the attached materials) and similar risk factors as Growth Fund.

Enclosed is an Information Statement/Prospectus which provides details of the Reorganization.

If you have any questions, please call the Funds at 1-800-862-6668.

Sincerely,

James E. Davey

PRESIDENT AND CHIEF EXECUTIVE OFFICER

COMBINED INFORMATION STATEMENT/PROSPECTUS

[May 12], 2014

INFORMATION STATEMENT FOR:

HARTFORD GROWTH HLS FUND

(a series of Hartford Series Fund, Inc.)

5 Radnor Corporate Center, Suite 300,

100 Matsonford Road, Radnor, Pennsylvania 19087

(860) 843-9943

PROSPECTUS FOR:

HARTFORD GROWTH OPPORTUNITIES HLS FUND

(a series of Hartford HLS Series Fund II, Inc.)

5 Radnor Corporate Center, Suite 300,

100 Matsonford Road, Radnor, Pennsylvania 19087

(860) 843-9943

THE SECURITIES AND EXCHANGE COMMISSION AND THE COMMODITY FUTURES TRADING COMMISSION HAVE NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

QUESTIONS AND ANSWERS ABOUT THE INFORMATION STATEMENT/PROSPECTUS

General Information About the Reorganization

Q.                                    Why am I receiving this Information Statement/Prospectus?

A.                                    The Hartford Growth HLS Fund (“Growth Fund”) is being reorganized into Hartford Growth Opportunities HLS Fund (“Growth Opportunities Fund”) (the “Reorganization”). You are receiving this combined Information Statement and Prospectus (“Information Statement/Prospectus”) because you were a shareholder of Growth Fund as of the close of business on [April 17, 2014] (the “Record Date”) and so that we can provide you with details about the Reorganization. Growth Fund and Growth Opportunities Fund are referred to herein as the “Funds.” Growth Fund is a series of Hartford Series Funds. Growth Opportunities Fund is a series of Hartford Series Fund II.

The Funds have similar investment objectives, similar investment strategies (through different investment styles) and similar risk factors. At the time of the Reorganization, shareholders of Growth Fund (the “Shareholders”) will become shareholders of Growth Opportunities Fund.

This Information Statement/Prospectus provides the information about Growth Opportunities Fund that Shareholders should know when evaluating the Reorganization. We suggest that you keep this Information Statement/Prospectus for your records and future reference.

All documents may be obtained without charge by writing to the address shown above or by calling 1-800-862-6668.

Q.                                    How did the Boards reach their decision to approve the Reorganization?

A.                                    In determining whether to approve the Reorganization, each Board considered, among other things, the potential impact of the Reorganization on each Fund’s shareholders and a variety of related factors, including, among others, (1) the comparability of the Funds’ investment objectives, policies and restrictions; (2) the terms and conditions of the Reorganization Agreement, including provisions intended to avoid any dilution of Shareholder interests; (3) the costs to the Funds of the Reorganization; (4) the fact that the Reorganization is intended to qualify as a tax-free reorganization under federal tax laws; (5) the fact that the pro forma net operating expenses of Growth Opportunities Fund after the Reorganization are estimated to be lower than the current net operating expenses of Growth Fund; (6) the fact that the management fee schedule of Growth Opportunities Fund is lower than the management fee schedule of Growth Fund at all asset levels; (7) the fact that the Reorganization would increase the assets of Growth Opportunities Fund, which may reduce Growth Opportunities Fund’s overall costs through economies of scale with possible beneficial effects on Growth Opportunities Fund’s expense ratio; (8) the fact that the Growth Opportunities Fund has outperformed the Growth Fund over the intermediate- and long-term horizons; (9) Growth Fund shareholders may benefit from an enhanced opportunity set due to the larger market capitalization of possible portfolio securities and flexibility to invest in the securities of non-U.S. issuers applicable under the Growth Opportunities Fund’s investment strategy; and (10) possible alternatives to the Reorganization. The Board also considered that the Reorganization does not require, and, therefore, would be effected without, a vote of Growth Fund’s Shareholders.

After careful consideration, the Boards determined that the Reorganization is in the best interests of shareholders of Growth Opportunities Fund and Growth Fund.

Q.                                    Who is receiving this Information Statement/Prospectus?

A.                                    Shareholders of record of Growth Fund on the Record Date are receiving this Information Statement/Prospectus.

Q.                                    Who will bear the costs of the Reorganization?

A.                                    The costs relating to the Reorganization will be borne solely by Hartford Funds Management Company, LLC (“HFMC”), the investment adviser to both Funds, or its affiliates. No such costs shall be borne by Growth Fund or Growth Opportunities Fund, except for any brokerage fees and brokerage-related expenses that may be incurred in connection with the Reorganization.

Q.                                    How will the Reorganization affect me as a Shareholder?

A.                                    Upon the Closing Date, shareholders of Growth Fund will become shareholders of Growth Opportunities Fund. Specifically, shareholders of Class IA and IB shares, respectively, of Growth Fund will receive shares of the corresponding class of Growth Opportunities Fund that are equal in value to their shares in Growth Fund as of the Closing Date. The number of shares you receive will depend on the relative net asset value of the Funds’ shares immediately prior to the Reorganization. Thus, although the aggregate net asset value of the shares in your account will be the same, you may receive a greater or lesser number of shares than you currently hold in Growth Fund.

Q.                                    Can I exchange or redeem my Growth Fund shares before the Reorganization takes place?

A.                                    Yes. You may exchange your Growth Fund shares for appropriate shares of another fund offered by Hartford HLS Funds, or redeem your shares, at any time before the Reorganization takes place, as set forth in Growth Fund’s prospectus. If you choose to do so, your request will be treated as a normal exchange or redemption of shares and may be a taxable transaction.  New and existing shareholders will be able to purchase shares of Growth Fund through the close of business on or about June 19, 2014. No purchases of Growth Fund’s shares will be allowed after that time, other than purchases through the reinvestment of dividends.

General Information About the Funds

Q.                                    How comparable are the Funds’ investment objectives and investment strategies?

A.                                    Growth Fund and Growth Opportunities Fund have similar investment objectives. Growth Opportunities Fund’s investment objective is to seek long-term capital appreciation. Growth Fund’s investment objective is to seek capital appreciation. The Funds have similar investment strategies, although each Fund uses different investment styles.

Growth Opportunities Fund will invest, under normal circumstances, primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations, while Growth Fund invests at least 65% of its net assets in equity securities. Although both Funds invest in equity securities which the sub-adviser believes have superior growth potential, Growth Opportunities Fund focuses on mid- to large-capitalization companies whereas Growth Fund focuses on large-capitalization companies with market capitalizations similar to those of companies in the Russell 1000 Growth Index.

Growth Fund and Growth Opportunities Fund may invest in securities of foreign issuers and non-dollar securities up to 20% and 25% of their net assets, respectively.

For more information regarding each Fund’s investment strategies and styles, please see the “COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, AND MANAGEMENT OF GROWTH FUND AND GROWTH OPPORTUNITIES FUND” section below.

Q.                                    How comparable are the Funds’ risks?

A.                                    The Funds have comparable risk factors, with the exception of those risks identified immediately below.  The risks of investing in each Fund are identified in the “COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, AND MANAGEMENT OF GROWTH FUND AND GROWTH OPPORTUNITIES FUND” section below.

There are no risks which are unique to an investment in Growth Fund.

The following risks are unique to an investment in Growth Opportunities Fund: Mid-Cap Stock Risk (Principal Risk) and Active Trading Risk (Principal Risk).

Additional Information is Available. This Information Statement/Prospectus provides the information about Growth Opportunities Fund that Shareholders should know when evaluating the Reorganization. We suggest that you keep this Information Statement/Prospectus for your records and future reference. A Statement of Additional Information (“SAI”) dated May 1, 2014 relating to this Information Statement/Prospectus, and containing additional information about the Reorganization Agreement and the parties thereto, has been filed with the U.S. Securities and Exchange Commission (“SEC”) and is incorporated by reference.  In addition, the following documents have been filed with the SEC are available, without charge, on the Funds’ website at www.hartfordfunds.com, by calling 1-800-862-6668, or by writing to Hartford Life Insurance Company, Hartford Life and Annuity Insurance Company, P.O. Box 14293, Lexington, KY  40512-4293: the Prospectuses of Growth Fund and Growth Opportunities Fund; and each Fund’s annual report dated December 31, 2013 and semi-annual report dated June 30, 2013 (File No. 811-08629 (Growth Fund) and 811-04615 (Growth Opportunities Fund)). A copy of the Growth Opportunities Fund’s Summary Prospectus, dated May 1, 2014, was mailed with this Information Statement/Prospectus.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS INFORMATION STATEMENT/PROSPECTUS AND IN THE MATERIALS EXPRESSLY INCORPORATED BY REFERENCE. IF ANY PERSON PROVIDES ANY OTHER REPRESENTATION OR INFORMATION, YOU SHOULD NOT RELY ON THOSE OTHER REPRESENTATIONS OR INFORMATION SINCE NEITHER GROWTH FUND NOR GROWTH OPPORTUNITIES FUND HAS AUTHORIZED THOSE REPRESENTATIONS.

INTRODUCTION

You should read this entire Information Statement/Prospectus carefully.  For additional information, you should consult each Fund’s Prospectus and the Combined Statement of Additional Information of the Hartford HLS Funds (File Nos. 333-45431/811-08629 (Growth Fund) and File Nos. 033-03920/811-04615 (Growth Opportunities Fund)), as supplemented, and the Reorganization Agreement.  A copy of the Reorganization Agreement is attached hereto as APPENDIX A.

THE REORGANIZATION

At a meeting held on February 5, 2014, the Board reviewed a proposal from HFMC regarding the future of Growth Fund, given HFMC’s belief that Growth Fund would not experience meaningful future net inflows or growth in assets. For the reasons set forth herein, the Board approved a Reorganization Agreement that provides for the reorganization of Growth Fund into Growth Opportunities Fund. The Reorganization does not require shareholder approval.  The Reorganization is expected to occur on or about June 23, 2014 (the “Closing Date”), at which time you will receive shares of Growth Opportunities Fund of the same class and of equal value to your shares in Growth Fund as of the Closing Date.

The Reorganization Agreement provides for:

•                              the transfer of all of the assets of Growth Fund to Growth Opportunities Fund in exchange for shares of Growth Opportunities Fund that have an aggregate net asset value equal to the aggregate net asset value of the shares of Growth Fund on the valuation date for the Reorganization;

•                              the assumption by Growth Opportunities Fund of all of the liabilities of Growth Fund; and

•                              the distribution of shares of Growth Opportunities Fund to the shareholders of Growth Fund in complete liquidation of Growth Fund.

The Reorganization is expected to be completed on the Closing Date at 8:00 a.m. Eastern Time based on the net asset value of each Fund’s shares as of the close of business on the New York Stock Exchange on June 20, 2014 (the “Valuation Date”) and after the declaration of any dividends on June 20, 2014. Existing shareholders will be able to purchase shares of Growth Fund through the close of business on or about June 19, 2014. No purchases of Growth Fund’s shares will be allowed after that time, other than purchases through the reinvestment of dividends.

The Reorganization does not require shareholder approval, and you are not being asked to vote or take any other action in connection with the Reorganization. As of the date of the Reorganization, your assets will automatically be invested in Growth Opportunities Fund, which has a similar investment objective, similar investment strategies (through different investment styles as explained below) and similar risk factors as Growth Fund.

Effects of the Reorganization on Shareholders

The Reorganization Agreement approved by the Board provides for the reorganization of Growth Fund with and into Growth Opportunities Fund in exchange for Class IA and IB shares issued by Growth Opportunities Fund. The net asset value of the Class IA and IB shares, respectively, issued by Growth Opportunities Fund in connection with the Reorganization will be equal at the time of the Reorganization to the net asset value of the Class IA and IB shares, respectively, of Growth Fund acquired by Growth Opportunities Fund. As a result of the Reorganization, each Shareholder of Growth Fund will cease to be a shareholder of that Fund and will instead become a shareholder of Growth Opportunities Fund and will own that number of full and fractional Class IA and IB shares of Growth Opportunities Fund that have an aggregate net asset value at the time of the Reorganization equal to the aggregate net asset value of the Class IA and IB shares, respectively, of Growth Fund that were held by that Shareholder at the Valuation Date.

Tax Consequences

Growth Opportunities Fund and Growth Fund anticipate receiving a tax opinion from Dechert LLP to the effect that, based on certain facts, assumptions and representations, the Reorganization will be a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Consequently, in general, no gain or loss will be recognized for federal income tax purposes by Growth Fund or its shareholders as a result of the Reorganization. Additional information about the federal income tax consequences of the Reorganization is included under “INFORMATION ABOUT THE REORGANIZATION — Tax Considerations.”

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, AND MANAGEMENT OF GROWTH FUND AND GROWTH OPPORTUNITIES FUND

The investment objectives, principal investment strategies, and risks of Growth Fund and Growth Opportunities Fund are similar in many respects.  Each Fund is managed by the same investment adviser and sub-adviser.  The charts and summaries below describe the important similarities and differences between Growth Fund and Growth Opportunities Fund.  There can be no assurance that either Growth Fund or Growth Opportunities Fund will achieve its stated goal.  Each Fund’s investment objective may be changed by the Board without approval of the shareholders of the Fund.

There are some differences in the investment objectives, principal investment strategies and principal investment risks of Growth Fund and Growth Opportunities Fund, including:

•                          Growth Opportunities Fund seeks capital appreciation, while Growth Fund seeks long-term capital appreciation.

•                          Growth Fund has a growth oriented investment strategy and invests at least 65% of its net assets in equity securities of companies that the sub-adviser believes have superior growth potential.  Growth Fund tends to focus on large capitalization companies with market capitalizations similar to those of companies in the Russell 1000 Growth Index.  Growth Opportunities Fund invests in common stocks covering a broad range of industries, companies and market capitalizations with a focus on mid- to large-capitalization companies that the sub-adviser believes have superior growth potential.

•                          Although both Funds may invest in foreign issuers and non-dollar securities, Growth Opportunities Fund may invest up to 25% of its net assets in securities of foreign issuers and non-dollar securities, whereas Growth Fund may invest up to 20% of its net assets in such securities. As a result, Growth Opportunities Fund may be subject to the risk of investing in foreign investments to a greater extent than Growth Fund.

•                          With respect to Growth Fund, Wellington Management utilizes a “bottom-up” approach to identify specific securities for purchase or sale. However, with respect to Growth Opportunities Fund, Wellington Management utilizes a fundamental analysis to identify companies with accelerating operating characteristics for purchase.

•                          Growth Opportunities Fund’s principal investment risks are similar but not identical to those of Growth Fund. In contrast to Growth Fund, a principal risk of investing in Growth Opportunities Fund is Mid-Cap Stock Risk, which is the risk associated with investing in stocks of companies which may be younger or may have more limited operating histories than large-capitalization companies. As a result, mid-capitalization companies frequently rely on narrow product lines and niche markets and can suffer severely from isolated business setbacks.

•                          Also in contrast to Growth Fund, a principal risk of investing in Growth Opportunities Fund is Active Trading Risk, which is the risk that by actively managing a fund’s portfolio holdings relative to the portfolio holdings of one or more reference indices, the fund may experience increased transaction costs and generate increased taxable distributions to shareholders. Active management may also adversely affect a fund’s performance.

There are no differences between the rights of shareholders of Growth Fund and Growth Opportunities Fund.

	GROWTH FUND	GROWTH OPPORTUNITIES FUND
Investment objective	Seeks long-term capital appreciation.	Seeks capital appreciation.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 65% of its net assets in equity securities of companies that the sub-adviser, Wellington Management Company, LLP (“Wellington Management”), believes have superior growth potential.  The Fund may invest in companies with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the Russell 1000 Growth Index.  The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities.  Wellington Management utilizes what is sometimes referred to as a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale.

Under normal circumstances, the Fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that the sub-adviser, Wellington Management, believes have superior growth potential with a focus on mid to large capitalization stocks.  The Fund may invest up to 25% of its net assets in foreign issuers and non-dollar securities.  The Fund may trade securities actively.  Wellington Management uses fundamental analysis to identify companies with accelerating operating characteristics for purchase.

Principal Risks

The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund,

The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund,

GROWTH FUND	GROWTH OPPORTUNITIES FUND
there is no guarantee that the Fund will achieve its goal.	there is no guarantee that the Fund will achieve its goal.

Market Risk - Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Market Risk - Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Growth Orientation Risk -  If the sub-adviser incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

Growth Orientation Risk -  If the sub-adviser incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in

	GROWTH FUND	GROWTH OPPORTUNITIES FUND
foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

foreign securities.  Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

Active Trading Risk -  Active trading could increase the Fund’s transaction costs and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

Mid-Cap Stock Risk - Mid capitalization stocks may be more risky than stocks of larger companies.  These companies may be young and have limited operating or business history.  Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Fundamental Investment Restrictions	Fundamental investment restrictions are identical to those of Growth Opportunities Fund.	Fundamental investment restrictions are identical to those of Growth Fund.

Investment Manager and Management Fees	HFMC The Fund pays HFMC an investment management fee, which is accrued daily and paid monthly, equal on an annual basis to a stated percentage of each Fund’s average daily net assets, shown below.	HFMC The Fund pays HFMC an investment management fee, which is accrued daily and paid monthly, equal on an annual basis to a stated percentage of each Fund’s average daily net assets, shown below.

The management fee set forth in the Fund’s investment advisory agreement is: 0.8000% of the first $250 million, 0.7500% of the next $250 million, 0.7000% of the next $500 million, 0.6750% of the next $ 4 billion, 0.6725% of the next $5 billion, and 0.6700% in excess of $10 billion annually of the Fund’s average daily net assets.

The management fee set forth in the Fund’s investment advisory agreement is: 0.7000% of the first $100 million, 0.6000% of the next $ 4.9 billion, 0.5975% of the next $5 billion, and 0.5950% in excess of $10 billion annually of the Fund’s average daily net assets.

Investment Sub-Adviser and Sub-Advisory Fees	Wellington Management HFMC, not the Fund, pays a sub-advisory fee to Wellington Management.	Wellington Management HFMC, not the Fund, pays a sub-advisory fee to Wellington Management.

Portfolio Manager(s)	Andrew Shilling, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management	Michael T. Carmen, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management Mario E. Abularach, CFA, Senior Vice

	GROWTH FUND	GROWTH OPPORTUNITIES FUND
President and Equity Portfolio Manager of Wellington Management Stephen Mortimer, Senior Vice President and Equity Portfolio Manager of Wellington Management

Net Assets (as of 12/31/13)	$246 million	$1.21 billion

REASONS FOR THE REORGANIZATION

The Reorganization is being proposed to address Growth Fund’s ongoing low asset levels and lack of growth.  The Reorganization is expected to provide Growth Fund shareholders with lower net operating expenses as well as a greater opportunity to realize economies of scale.

HFMC, the investment adviser for both Growth Fund and Growth Opportunities Fund, or its affiliates will bear all costs associated with the Reorganization, except for any brokerage fees and brokerage-related expenses.

BOARD CONSIDERATIONS AND BENEFITS OF THE REORGANIZATION

The Reorganization was presented to the Boards of Hartford HLS Funds for consideration and approval at a meeting held on February 5, 2014.  For the reasons discussed below, the Directors, including all of the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Directors”), of each Hartford HLS Fund determined that the interests of the shareholders of each Fund would not be diluted as a result of the Reorganization, and that the Reorganization was in the best interests of each Fund and its shareholders.

The Board considered a number of factors, including the following:

•                              The Reorganization would address the ongoing low asset levels in Growth Fund and provide an opportunity for shareholders to potentially realize economies of scale.

•                              Growth Fund and Growth Opportunities Fund have similar investment objectives. Growth Fund’s investment objective is to seek long-term capital appreciation. Growth Opportunities Fund’s investment objective is to seek capital appreciation.

•                              Growth Fund and Growth Opportunities Fund have similar investment strategies (although different investment styles) and similar risk factors.

•                              Growth Opportunities Fund has also generated better performance over the past 1-, 3-, 5- and 10-year periods than Growth Fund.

•                              Growth Opportunities Fund’s management fee schedule provides for a management fee rate which is lower at all assets levels than Growth Fund. The Reorganization is expected to result in lower effective management fees and net operating expenses for shareholders of Growth Fund.

•                              Growth Fund shareholders may benefit from an enhanced opportunity set due to the larger market capitalization of possible portfolio securities and flexibility to invest in the securities of non-U.S. issuers applicable under the Growth Opportunities Fund’s investment strategy.

•                              Growth Fund and Growth Opportunities Fund have the same investment adviser, HFMC, and sub-adviser, Wellington Management. HFMC will continue to oversee the investment program of Growth Opportunities Fund and the performance of Wellington Management after consummation of the Reorganization.

•                              The share purchase and redemption provisions for Growth Fund and Growth Opportunities Fund are the same.  For additional information on purchase and redemption provisions, see “MORE INFORMATION REGARDING THE FUNDS.”

•                              The Reorganization will not dilute the interests of the shareholders of the Funds.

•                              Growth Fund and Growth Opportunities Fund anticipate that the Reorganization will be considered a tax-free reorganization within the meaning of Section 368(a)(1) of the Code.  As such, shareholders of Growth Fund and Growth Opportunities Fund will not recognize gain or loss as a result of the Reorganization.  See “INFORMATION ABOUT THE REORGANIZATION — TAX CONSIDERATIONS.”

•                              HFMC or its affiliates will bear the costs of the Reorganization except for any brokerage fees and brokerage-related expenses.

•                              Growth Opportunities Fund is the larger fund (approximately $1.21 billion in assets versus $246 million in assets for Growth Fund, as of December 31, 2013).

•                              The share class structure of Growth Fund is identical to that of Growth Opportunities Fund.

BOARD CONSIDERATIONS REGARDING THE APPROVAL OF GROWTH OPPORTUNITIES FUND’S INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

A discussion regarding the basis for the Board’s approval of the investment management and investment sub-advisory agreements of Growth Opportunities Fund is available in the annual report to shareholders of Growth Opportunities Fund for the fiscal year ended December 31, 2013.

COMPARISON OF FEES AND EXPENSES OF GROWTH FUND AND GROWTH OPPORTUNITIES FUND

The following describes and compares the fees and expenses that you may pay if you buy and hold shares of Growth Fund and Growth Opportunities Fund.  It is expected that combining Growth Fund into Growth Opportunities Fund in the manner proposed in the Reorganization Agreement may permit shareholders of Growth Opportunities Fund a greater opportunity to realize economies of scale.  For further information on the fees and expenses of Growth Opportunities Fund, please see “MORE INFORMATION REGARDING THE FUNDS” in this Information Statement/Prospectus.

OPERATING EXPENSES

The current expenses of each Fund, as of December 31, 2013, and estimated pro forma expenses after giving effect to the proposed Reorganization are shown in the table below.  Pro forma fees and expenses show estimated fees and expenses of Growth Opportunities Fund after giving effect to the proposed Reorganization as of June 23, 2014.  Pro forma numbers are estimated in good faith and are hypothetical.

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford HLS Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section of each Fund’s prospectus and the “Purchase and Redemption of Shares” section of each Fund’s statement of additional information.

Class IA

	GROWTH FUND	GROWTH OPPORTUNITIES FUND	GROWTH OPPORTUNITIES FUND PRO FORMA(1)
Shareholder Fees (fee paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	Not applicable	Not applicable	Not applicable
Maximum deferred sales charge (load)	Not applicable	Not applicable	Not applicable
Exchange fees	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees*	0.79%	0.61%	0.61%
Distribution and service (12b-1 fees)	None	None	None
Other expenses	0.05%	0.04%	0.04%
Total annual fund operating expenses	0.84%	0.65%	0.65%

Class IB

	GROWTH FUND	GROWTH OPPORTUNITIES FUND	GROWTH OPPORTUNITIES FUND PRO FORMA(1)
Shareholder Fees (fee paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	Not applicable	Not applicable	Not applicable
Maximum deferred sales charge (load)	Not applicable	Not applicable	Not applicable
Exchange fees	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees*	0.79%	0.61%	0.61%
Distribution and service (12b-1 fees)	0.25%	0.25%	0.25%
Other expenses	0.05%	0.04%	0.04%
Total annual fund operating expenses	1.09%	0.90%	0.90%

(1)       Reflects pro forma amounts following the Reorganization.

(*)                   The management fees reflect the percentage charged to the Fund based on the management fee rate schedule set forth in the Management and Performance section of the prospectus and the aggregate net assets of the Fund as a whole.

EXAMPLE

The examples below are intended to help you compare the cost of investing in the Funds and in Growth Opportunities Fund (after the Reorganization) on a pro forma basis.  The examples assume that:

•                  Your investment has a 5% return each year

•                  The Fund’s operating expenses remain the same

•                  You reinvest all dividends and distributions

•                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Class IA

	Year 1	Year 3	Year 5	Year 10
GROWTH FUND	$86	$268	$466	$1,037
GROWTH OPPORTUNITIES FUND	$66	$208	$362	$810
GROWTH OPPORTUNITIES FUND PRO FORMA (1)	$66	$208	$362	$810

Class IB

	Year 1	Year 3	Year 5	Year 10
GROWTH FUND	$111	$347	$601	$1,329
GROWTH OPPORTUNITIES FUND	$92	$287	$498	$1,108
GROWTH OPPORTUNITIES FUND PRO FORMA (1)	$92	$287	$498	$1,108

You would pay the following expenses if you did not redeem your shares:

Class IA

	Year 1	Year 3	Year 5	Year 10
GROWTH FUND	$86	$268	$466	$1,037
GROWTH OPPORTUNITIES FUND	$66	$208	$362	$810
GROWTH OPPORTUNITIES FUND PRO FORMA (1)	$66	$208	$362	$810

Class IB

	Year 1	Year 3	Year 5	Year 10
GROWTH FUND	$111	$347	$601	$1,329
GROWTH OPPORTUNITIES FUND	$92	$287	$498	$1,108
GROWTH OPPORTUNITIES FUND PRO FORMA (1)	$92	$287	$498	$1,108

(1) Reflects pro forma amounts following the Reorganization.

PORTFOLIO TURNOVER

The Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Funds’ performance. During the most recent fiscal year, the portfolio turnover rate for Growth Fund was 49% and the portfolio turnover rate for Growth Opportunities Fund was 119%, in each case of the average value of its respective portfolio.

MANAGEMENT AND PERFORMANCE OF GROWTH OPPORTUNITIES FUND

THE INVESTMENT ADVISER AND SUB-ADVISER

HFMC has overall responsibility for the management of Growth Opportunities Fund.  For such services, Growth Opportunities Fund pays HFMC an investment management fee, which is accrued daily and paid monthly, equal on an annual basis to a stated percentage of Growth Opportunities Fund’s average daily net assets. The investment management fee paid by Growth Opportunities Fund to HFMC, as of March 1, 2014, is shown below:

AVERAGE DAILY NET ASSETS	RATE
First $100 million	0.7000%
Next $ 4.9 billion	0.6000%
Next $5 billion	0.5975%
Amount Over $10 billion	0.5950%

For more information about HFMC, see “MORE INFORMATION REGARDING THE FUNDS — INVESTMENT MANAGEMENT ARRANGEMENTS” below.

HFMC has entered into a sub-advisory agreement with Wellington Management to provide day-to-day management for Growth Opportunities Fund’s portfolio (the “Agreement”). Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $834 billion in assets.

Pursuant to the Agreement, Wellington Management, subject to the general supervision of the Board and HFMC, is responsible for (among other things) the day-to-day investment and reinvestment of the assets of Growth Opportunities Fund and furnishing the Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for the Fund.  For such services, Wellington Management receives compensation from HFMC, not Growth Opportunities Fund.

The following individuals have responsibility for the day-to-day management of Growth Opportunities Fund:

Michael T. Carmen, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since 2001. Mr. Carmen joined Wellington Management as an investment professional in 1999.

Mario E. Abularach, CFA, Senior Vice President and Equity Research Analyst of Wellington Management, has been involved in portfolio management for the Fund since 2006 and has been involved in securities analysis for the Fund since 2001.  Mr. Abularach joined Wellington Management as an investment professional in 2001.

Stephen Mortimer, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2010 and has been involved in securities analysis for the Fund since 2003. Mr. Mortimer joined Wellington Management as an investment professional in 2001.

Growth Opportunities Fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in Growth Opportunities Fund.

PERFORMANCE OF GROWTH FUND AND GROWTH OPPORTUNITIES FUND

The performance information below indicates the risks of investing in Growth Fund and Growth Opportunities Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

•                  Assume reinvestment of all dividends and distributions

•                  Would be lower if each Fund’s operating expenses had not been limited.

•                  Would be lower if the effect of sales charges or other fees that may be applied at the contract or plan level were included.

The bar charts:

•                  Show how each Fund’s total return has varied from year to year

•                  Show the returns of each Fund’s Class IA shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s Class IB shares differ only to the extent that the classes do not have the same expenses.

The table following each Fund’s bar chart shows returns for the Fund over time compared to those of one or more broad-based market indices. For more information regarding returns see the “PERFORMANCE NOTES” section following the table.

GROWTH FUND —

Total returns by calendar year

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest 20.56% (1st quarter, 2012) Lowest -20.72% (4th quarter, 2008)

The Fund’s Class IA shares year-to-date return as of December 31, 2013 was 35.48%.

Average annual total returns for periods ending December 31, 2013

	1 Year	5 Year	10 Year
Share Classes
Class IA	35.48%	18.54%	6.96%
Class IB	35.14%	18.24%	6.70%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	33.48%	20.39%	7.83%

PERFORMANCE NOTES

The following notes supplement the performance table above and provide additional information for understanding the returns provided in the table.

Prior to January 1, 2013, the Fund was managed by HL Investment Advisors, LLC, an affiliate of HFMC, the Fund’s current investment manager. There was no change, however, to the personnel providing services to the Fund.

Index:

The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the

Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

GROWTH OPPORTUNITIES FUND —

Total returns by calendar year

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest 21.46% (1st quarter, 2012) Lowest -25.41% (4th quarter, 2008)

The Fund’s Class IA shares year-to-date return as of December 31, 2013 was 35.74%.

Average annual total returns for periods ending December 31, 2013

	1 Year	5 Year	10 Year
Share Classes
Class IA	35.74%	19.05%	9.91%
Class IB	35.42%	18.75%	9.64%
Russell 3000 Growth Index (reflects no deduction for fees, expenses or taxes)	34.23%	20.56%	7.95%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	33.48%	20.39%	7.83%

PERFORMANCE NOTES

The following notes supplement the performance table above and provide additional information for understanding the returns provided in the table.

Prior to January 1, 2013, the Fund was managed by HL Investment Advisors, LLC, an affiliate of HFMC, the Fund’s current investment manager. There was no change, however, to the personnel providing services to the Fund.

Indices:

The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

INFORMATION ABOUT THE REORGANIZATION

THE REORGANIZATION AGREEMENT

The Reorganization Agreement provides for the transfer of all of the assets and liabilities of Growth Fund to Growth Opportunities Fund solely in exchange for corresponding Class IA or IB shares of Growth Opportunities Fund.  Growth Fund will distribute the shares of Growth Opportunities Fund received in the exchange to its shareholders, and then Growth Fund will be liquidated.

After the Reorganization, each shareholder of Growth Fund will own shares in Growth Opportunities Fund having an aggregate value equal to the aggregate value of shares of Growth Fund held by that shareholder as of the close of business on the business day preceding the Closing Date.

Generally, the liquidation and distribution will be accomplished by opening accounts on the books of Growth Opportunities Fund in the names of the shareholders of Growth Fund and transferring to those shareholders’ accounts the same class of shares representing such shareholders’ interests previously credited to the accounts of Growth Fund.  No sales charges or fees of any kind will be charged to the shareholders of Growth Fund in connection with their receipt of shares of Growth Opportunities Fund in the Reorganization.

Until the Closing Date, shareholders of Growth Fund will continue to be able to redeem their shares.  Redemption requests received after the Closing Date will be treated as requests for the redemption of Growth Opportunities Fund shares received by the shareholder in the Reorganization.

The Reorganization Agreement requires that the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement.  The Reorganization Agreement may be amended or terminated by mutual agreement of the parties or on certain other grounds.  For a complete description of the terms and conditions of the Reorganization, see the Agreement and Plan of Reorganization at APPENDIX A, which qualifies in its entirety the foregoing summary of the Reorganization Agreement.

TAX CONSIDERATIONS

The Reorganization is expected to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Code.  It is intended that, as a result of the Reorganization:

(1) the Reorganization will constitute a “reorganization” within the meaning of Code Section 368(a);

(2) the Shareholders will recognize no gain or loss on their receipt of voting shares of Growth Opportunities Fund solely in exchange for their voting shares of Growth Fund pursuant to the Reorganization;

(3) Growth Fund will not recognize gain or loss on the transfer of all of its assets to Growth Opportunities Fund solely in exchange for voting shares of Growth Opportunities Fund and the assumption by Growth Opportunities Fund of Growth Fund’s Liabilities pursuant to the Reorganization, except that Growth Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

(4) Growth Fund will not recognize gain or loss on its distribution of the voting shares of Growth Opportunities Fund to its Shareholders pursuant to the liquidation of Growth Fund;

(5) Growth Opportunities Fund will not recognize gain or loss on its acquisition of all of the assets of Growth Fund solely in exchange for voting shares of Growth Opportunities Fund and the assumption by Growth Opportunities Fund of Growth Fund’s liabilities;

(6) the aggregate tax basis of the voting shares of Growth Opportunities Fund received by each of Growth Fund’s Shareholders pursuant to the Reorganization will equal the aggregate tax basis of the voting shares of Growth Fund surrendered in exchange therefor;

(7) the holding period of the voting shares of Growth Opportunities Fund received by each of the Shareholders pursuant to the Reorganization will include the period that the Shareholder held the voting shares of Growth Fund exchanged therefor, provided that the Shareholder held such shares as a capital asset on the date of the Reorganization;

(8) Growth Opportunities Fund’s basis in the assets of Growth Fund received pursuant to the Reorganization will equal Growth Fund’s basis in the assets immediately before the Reorganization; and

(9) Growth Opportunities Fund’s holding period in Growth Fund’s assets received pursuant to the Reorganization will include the period during which Growth Fund held the assets (except where investment activities of Growth Opportunities Fund have the effect of reducing or eliminating a holding period with respect to an asset).

Shareholders of Growth Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances and, since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, should consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.

As a condition to the Closing, the Funds will request an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes.  That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

In addition, as of December 31, 2013, Growth Fund had no estimated capital loss carryovers. As of December 31, 2013, Growth Opportunities Fund had estimated capital loss carryovers of $1,911,334.  The amount of the Funds’ capital loss carryovers as of the date of the Reorganization may differ substantially from these amounts.  Growth Opportunities Fund’s ability to use the capital loss carryovers of Growth Fund, if any, to offset gains of Growth Opportunities Fund in a given year after the Reorganization may be limited by loss limitation rules under Federal tax law.  If capital loss carryovers of Growth Fund are limited by those rules, it is possible that the limitations could result in a portion of

Growth Fund’s capital loss carryovers, if any, eventually expiring unused.  The impact of those loss limitation rules will depend on the relative sizes of, and the losses and gains in, Growth Fund and Growth Opportunities Fund at the time of the Reorganization and thus cannot be calculated precisely at this time.

EXPENSES OF THE REORGANIZATION

HFMC or its affiliates will bear all of the expenses relating to the Reorganization, except any brokerage fees and any brokerage-related expenses.  The costs of the Reorganization shall include, but not be limited to preparation of the Information Statement/Prospectus, printing and distributing the Information Statement/Prospectus, legal fees, accounting fees and securities registration fees.

ACCOUNTING SURVIVOR

Growth Opportunities Fund will be the accounting survivor of the Reorganization.

ADDITIONAL INFORMATION ABOUT THE FUNDS

FORM OF ORGANIZATION

Growth Fund is a series of Hartford Series Fund. Growth Opportunities Fund is a series of Hartford Series Fund II. Each of Hartford Series Fund and Hartford Series Fund II is a Maryland corporation registered as an open-end management investment company.  Each is governed by its Board, which currently consist of nine (9) directors, seven (7) of whom are not “interested persons” (as defined in the 1940 Act).

DIVIDENDS AND DISTRIBUTIONS

The Board has delegated authority to each Fund’s Treasurer to declare and make payment of dividends, to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  The current policy for each Fund is to pay dividends from net investment income and to make distributions of realized capital gains, if any, at least once per year. Dividends and distributions are automatically invested in full or fractional shares at the net asset value on the reinvestment date.  Each Fund reserves the right to change its dividend distribution policy at the discretion of the Board.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ web site at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month will publicly disclose its complete month-end portfolio holdings no later than 5 business days after the end of each month. Each Fund also will publicly disclose on its web site its largest ten holdings in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information.

CAPITALIZATION OF THE FUNDS

The following table shows on an unaudited basis the capitalization of each Fund and the capitalization of Growth Opportunities after the Reorganization on a pro forma basis after giving effect to the Reorganization, each as of December 31, 2013.

	NET ASSETS (THOUSANDS)	NET ASSET VALUE PER SHARE	SHARES OUTSTANDING (THOUSANDS)
GROWTH FUND — CLASS IA	$175,124	$17.51	10,001
GROWTH FUND — CLASS IB	$70,511	$17.12	4,118
TOTAL	$245,635

GROWTH OPPORTUNITIES FUND — CLASS IA	$1,097,380	$40.58	27,041
GROWTH OPPORTUNITIES FUND — CLASS IB	$111,230	$39.79	2,796
TOTAL	$1,208,610

GROWTH OPPORTUNITIES FUND — PRO FORMA — INCLUDING GROWTH FUND — CLASS IA (1)	$1,272,504	$40.58	31,357
GROWTH OPPORTUNTIES FUND — PRO FORMA — INCLUDING GROWTH FUND — CLASS IB (1)	$181,741	$39.79	4,568
TOTAL	$1,454,245

(1)   Reflects pro forma amounts following the Reorganization.

GENERAL INFORMATION

INVESTMENT MANAGER, TRANSFER AGENT, AND PRINCIPAL UNDERWRITER

HFMC, the Funds’ investment manager and principal underwriter, is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.  HASCO, each Fund’s transfer agent, is located at 30 Dan Road, Suite 55022, Canton, MA 02021-2809.  HFMC and HASCO are affiliates of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP (“E&Y”) serves as the Independent Registered Public Accounting Firm for each Fund. E&Y is responsible for performing annual audits of the financial statements and financial highlights of the Funds in accordance with the auditing standards of the Public Company Accounting Oversight Board and a review of federal tax returns. The mailing address of E&Y is 220 South 6th Street, Suite 1400, Minneapolis, Minnesota 55402.

SHAREHOLDER REPORTS

Shareholders can find important information about each Fund in its annual report dated December 31, 2013 and semi-annual report dated June 30, 2013, each of which has been previously mailed to shareholders.  A free copy of each Annual/Semi-Annual Report and each Fund’s prospectus is available on the Funds’ website at www.hartfordfunds.com, upon request by writing to: Hartford Life Insurance Company, Hartford Life and Annuity Insurance Company, P.O. Box 1429, Lexington, KY  40512-4293  or by calling 1-800-862-6668.

[BENEFICIAL OWNERS]

[As of [April 17], 2014, all directors and officers as a group owned less than 1% of the outstanding shares of each class of each Fund’s shares.  As of [April 17], 2014, to the knowledge of Hartford HLS Funds, no person owned beneficially more than 5% of the outstanding shares of any class of shares of the Funds, except as listed in Appendix B.]

As of December 31, 2013, none of the Independent Directors (or their immediate family members) had share ownership in securities of Hartford HLS Funds’ investment manager or principal underwriter or in an entity controlling, controlled by or under common control with the investment manager or principal underwriter (not including registered investment companies).

INFORMATION ABOUT THE FUNDS

Hartford HLS Funds is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and certain other federal securities statutes, and file reports and other information with the SEC.  Proxy materials, reports, and other information filed by the Funds can be inspected and copied at the Public Reference Room maintained by the SEC.  Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090.  The SEC maintains an Internet web site (at http://www.sec.gov) which contains other information about the Funds.

MORE INFORMATION REGARDING THE FUNDS

The following information applies to Growth Fund and Growth Opportunities Fund.

INVESTMENT MANAGEMENT ARRANGEMENTS

The assets of the Funds are managed by HFMC, which selects sub-advisers, which in turn employ portfolio manager(s) in connection with their management of the Funds.  All such advisers to the Funds are overseen by the Funds’ Boards.  You can find additional information about Hartford HLS Funds’ directors and officers in the Funds’ Statement of Additional Information dated May 1, 2014.  HFMC hires sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with Wellington Management with respect to the Funds.  The investment manager also monitors the sub-advisers’ buying and selling of securities.  For the sub-advisory services it provides to each Fund, Wellington Management is paid a sub-advisory fee by HFMC, not the Fund.

HFMC is a wholly owned subsidiary of The Hartford, a Connecticut financial services company.

HFMC relies on an exemptive order from the SEC under which it uses a “Manager of Managers” structure.  HFMC has responsibility, subject to oversight by the Board, to oversee each Fund’s sub-adviser and recommend its hiring, termination and replacement.  The exemptive order permits HFMC to appoint a sub-adviser not affiliated with HFMC with the approval of the Board and without obtaining approval from a Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the affected shareholders will receive information about the new sub-advisory relationship.

PURCHASE AND REDEMPTION OF FUND SHARES

Each Fund may offer its shares to variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates (collectively, “Hartford Life”) and one or more unaffiliated insurance companies (each, an “Insurance Company” and collectively, the “Insurance Companies”) (the “Accounts”) as investment options for certain variable annuity contracts and individual variable life insurance policies, group annuity and group funding agreement contracts and corporate-owned life insurance and other group life insurance policies (collectively, “variable contracts”) issued through the Accounts. Each Fund may also offer its shares to certain qualified employee benefit plans (the “Plans”).

Each Fund has authorized two classes of shares: Class IA shares and Class IB shares. The two classes of shares represent an investment in the same fund but are subject to different expenses and have different prices and performance.

Many of the Accounts are registered with the SEC as investment companies. When shares of each Fund are offered as investment options for variable contracts issued through such an Account, a separate prospectus describing the particular Account and contract will accompany this prospectus. When shares of a Fund are offered as investment options for variable contracts issued through an Account that is not so registered, a separate disclosure document (rather than a prospectus) describing that Account and contract will accompany this prospectus.

Shares of each Fund are sold by Hartford Investment Financial Services, LLC. (the “Distributor”) in a continuous offering to the Accounts and the Plans.  Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts and the assets of each subaccount are invested in the shares of the Fund corresponding to that subaccount. The Accounts and the Plans purchase and redeem Class IA shares and Class IB shares of each Fund at net asset value without sales or redemption charges.

For each day on which each Fund’s net asset value is calculated, the Accounts transmit to the Funds any orders to purchase or redeem shares of the Funds based on the net purchase payments, redemption (surrender or withdrawal) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed by Hartford Life as of that day. Similarly, the Plans transmit to each Fund any orders to purchase or redeem shares of each Fund based on the instructions of Plan trustees or participants received by the Plans as of that day. The Accounts and Plans purchase and redeem shares of each Fund at the next net asset value per share to be calculated after the related orders are received, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of notice of redemption, except that payments of redemptions may be postponed beyond seven days when permitted by applicable laws and regulations.

Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the contract owner’s proportionate share of the current assets of the Fund. When portfolio securities received in this fashion are sold, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. Each Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period for any one account.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners invested in each Fund. Likewise, a potential for certain conflicts exists between the interests of owners of variable contracts and those of participants in a Plan that invests in each Fund. To the extent that such classes of investors are invested in a Fund when a conflict of interest arises that might involve a Fund, one or more of such classes of investors could be disadvantaged. The Hartford HLS Funds currently do not foresee any such conflict or disadvantage to owners of variable contracts or Plan participants. Nonetheless, the Funds’ Board will monitor each Fund for the existence of any irreconcilable material conflicts among or between the interests of various classes of investors. If such a conflict affecting owners of variable contracts is determined to exist, Hartford Life will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more Accounts may be required to withdraw its investment in one or more of the Funds or substitute shares of another Fund for the current Fund. This, in turn, could cause a Hartford HLS Fund to sell portfolio securities at a disadvantageous price.

ADDITIONAL COMPENSATION TO SERVICING INSTITUTIONS AND OTHER PERSONS (“SERVICING INTERMEDIARIES”)

This section includes additional information about different types of compensation paid to other entities with respect to the Funds.

Compensation to Servicing Intermediaries.  HFMC or its affiliates may pay Servicing Intermediaries compensation for sub-accounting, administration and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Funds rather than to other investment products for which it may receive a lower payment.  Shareholders may contact their Servicing Intermediary if they want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on the average net assets of the Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed 0.20% of the average net assets of the Funds that are attributed to that Servicing Intermediary.  For the year ended December 31, 2013, HFMC or its affiliates incurred approximately $20.2 million in total Servicing Payments and these Servicing Payments did not exceed $8.65 million for any one Servicing Intermediary.

As of January 1, 2014, HFMC or its affiliates have entered into arrangements to pay Servicing Compensation to the following entities: ADP Broker-Dealer, Inc.; Charles Schwab & Co.; Fidelity Brokerage Services LLC and National Financial Services LLC; Forethought Financial; GWFS Equities, Inc.; Hewitt Associates, LLC; ING Institutional Plan Services, LLC and ING Life Insurance and Annuity Company; J.P. Morgan Retirement Plan Services LLC; Lincoln Retirement Services Company, LLC; MassMutual Financial Group; Mercer HR Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; The Northern Trust Company; Nationwide Retirement Solutions, Inc.; Ohio Public Employees Deferred Compensation Board; Principal Services Trust Company; Prudential; State of Connecticut; State of New York; T. Rowe Price Retirement Plan Services, Inc.; TD Ameritrade Trust Company; Teachers Insurance and Annuity Association of America; The Vanguard Group, Inc.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HFMC or its affiliates may in the future enter into similar arrangements with other Servicing Intermediaries.

CLASS IB SHARES DISTRIBUTION PLAN

The Hartford HLS Funds have adopted a distribution plan (the “Distribution Plan”) for Class IB shares of each Fund pursuant to approval of the Boards of Hartford HLS Funds in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable market conduct rules of the Financial Industry Regulatory Authority concerning asset-based sales charges. Pursuant to the Distribution Plan, each Fund compensates the Distributor from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares. A portion of the amounts received by the Distributor may be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Fund prospectuses, statements of additional information, any supplements to those documents and shareholder reports and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class IB shares. The Distributor may also use the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class IB shares.

The Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make monthly payments to the Distributor which may be used to pay or reimburse entities, including insurance company affiliates of HFMC, providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. All or any portion of this fee may be remitted to dealers who provide distribution or shareholder account services.

The Distribution Plan is of a type known as a “compensation” plan because payments are made for services rendered to the Fund with respect to Class IB shares regardless of the level of expenditures by the Distributor. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) compensation to and expenses, including overhead and telephone expenses, of employees of the Distributor engaged in the distribution of the Class IB shares of a Fund; (b) printing and mailing of prospectuses, statements of additional information, and reports for prospective purchasers of variable contracts investing indirectly in Class IB shares of a Fund; (c) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of variable contracts investing indirectly in Class IB shares of a Fund; (d) expenses relating to the development, preparation, printing, and mailing of Fund advertisements, sales literature, and other promotional materials describing and/or relating to the Class IB shares of a Fund; (e) expenses of holding seminars and sales meetings designed to promote the distribution of the Class IB shares of a Fund; (f) expenses of obtaining information and providing explanations to variable contract owners regarding Fund investment objectives and policies and other information about a Fund, including performance; (g) expenses of training sales personnel regarding the Class IB shares of a Fund; (h) expenses of compensating sales personnel in connection with the allocation of cash values and premiums of the variable contracts to the Class IB shares of a Fund; (i) expenses of personal services and/or maintenance of variable contract accounts with respect to Class IB shares of a Fund attributable to such accounts; and (j) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class IB shares.

The Distribution Plan was adopted by a majority vote of the respective Hartford HLS Fund Board, including at least a majority of directors who are not interested persons of each Hartford Series Fund or Hartford Series Fund II as defined in the 1940 Act. The Distribution Plan may be terminated at any time by vote of the majority of the directors who are not interested persons of each Fund. The Distribution Plan will automatically terminate in the event of its assignment.

The Distributor and its affiliates may pay, out of their own assets, compensation to brokers, financial institutions and other persons for the sale and distribution of the Funds’ shares and/or for the servicing of those shares.

Rule 12b-1 fees have the effect of increasing operating expenses of the Funds. Because the fees paid by the Funds under the Distribution Plan are paid out of each Fund’s assets on an on-going basis, over time these fees will increase the cost of a variable contract owner’s or plan participant’s investment and may cost more than alternative types of charges for the same distribution and investor services.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Hartford HLS Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by a Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all of the Fund’s shareholders. In particular, frequent trading (i) can force a Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all of the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; and (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when the Fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market-timing investment strategies, you should not invest in the Hartford HLS Funds.

The Hartford HLS Funds are sold directly to variable annuity and variable life insurance separate accounts of Hartford Life and the Insurance Companies and to IRS-qualified investment plans (“Plans”), such as employer-sponsored employee benefit plans. While some individual investors participate through Plans, many investors invest through variable contract separate accounts maintained by Hartford Life, which in turn invest in the Hartford HLS Funds. Other investors participate in the Hartford HLS Funds through variable contract separate accounts maintained by the Insurance Companies. The separate accounts maintained by the Insurance Companies often establish omnibus accounts in the Hartford HLS Funds for their contract or policy holders through which transactions are placed. In most cases, exchange activity among the Hartford HLS Funds occurs on an omnibus basis, which can limit the ability of the Hartford HLS Funds, themselves, to monitor or restrict the trading practices of individual investors.

In addition to these limitations on the ability of the Hartford HLS Funds themselves to monitor and restrict individual trading practices, the varied mechanisms for participation in the Hartford HLS Funds challenge the Hartford HLS Funds from establishing policies for excessive trading that are enforceable on the same terms with respect to all direct and indirect investors in the Hartford HLS Funds. Older versions of individual variable annuity contracts and certain group annuity contracts issued by Hartford Life, for example, do not include terms that would expressly permit Hartford Life to impose strict numeric limitations on the number of exchanges that a contract holder can make during a specified time period or redemption fees on short-term trading activity. These contracts have not recently been sold by Hartford Life, but holders of these contracts remain invested in Hartford Life’s separate accounts, which in turn invest in the Hartford HLS Funds. As a result, certain accounts may be more susceptible to frequent trading abuses by shareholders while other accounts may be less susceptible.

The Boards of Directors of the Hartford HLS Funds have adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Hartford HLS Funds’ policy to discourage investors from trading in a Fund’s shares in an excessive manner that would be harmful to long-term investors. The policy requires the companies that maintain separate accounts that invest in the Funds to establish internal procedures that are reasonably designed to decrease the attractiveness of the Hartford HLS Funds to market timers and to impose reasonable restrictions on frequent purchases and redemptions of Hartford HLS Fund shares to the extent practicable. In addition, it is the Hartford HLS Funds’ policy to require the sub-advisers to establish internal procedures pursuant to which portfolio managers are required to report to HFMC any cash flow activities in the Hartford HLS

Funds that, in the reasonable judgment of the portfolio manager, are reasonably likely to affect adversely the management or performance of a Hartford HLS Fund. The Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice. The Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, the Fund may consider an investor’s trading history in any of the Hartford HLS Funds, including the person’s trading history in any accounts under a person’s common ownership or control. No system for prevention and detection of market timing and other abusive trading activities can be expected to eliminate all such activities.

In addition to the procedure described above, Hartford Life has developed and employs procedures with respect to restrictions on trading that vary by the mechanism for participation in the Hartford HLS Funds. Such procedures generally restrict the number of transfers permitted during each valuation day and/or the number of transfers permitted during a year until transfers must be requested by U.S. mail or overnight delivery service. Similarly, the Insurance Companies may also monitor transaction activities in their separate accounts pursuant to their own policies designed to restrict excessive trading.

Because the number of transfers or type of restrictions or procedures may vary, individual contract/policy holders and plan participants may be subject to different procedures and any individual should not expect that other individuals are subject to the same procedures or restrictions. For a description of Hartford Life’s or the Insurance Companies’ procedures applicable to you, please review the prospectus or disclosure document and other documentation associated with your product, policy or plan.

Certain qualified plans participate directly in the Hartford HLS Funds through omnibus accounts (“Qualified Plan Omnibus Accounts”) and, as described above, separate accounts maintained by the Insurance Companies often establish omnibus accounts in the Hartford HLS Funds for their contract or policy holders through which transactions are placed (“Insurance Company Omnibus Accounts” and, together with Qualified Plan Omnibus Accounts, “Omnibus Accounts”). The Boards of Directors of the Hartford HLS Funds have adopted policies and procedures relating to excessive trading in shares of the Hartford HLS Funds through Omnibus Accounts (the “Policy”). With respect to investors investing through Omnibus Accounts, it is the Policy of the Hartford HLS Funds to permit only two “substantive round trips” by an investor within any single Hartford HLS Fund within a 90-day period. A substantive round trip is a purchase of or an exchange into a Hartford HLS Fund and a redemption of or an exchange out of the same Hartford HLS Fund in a dollar amount set by the Hartford HLS Funds’ transfer agent, in the reasonable exercise of its discretion. When an additional purchase or exchange order request for the Hartford HLS Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an Omnibus Account that was identified, in accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.” All exchange and purchase privileges of an Excessive Trader shall be suspended within such Hartford HLS Fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.

The frequent trading limitations do not apply to the following: (1) any transaction not initiated by a shareholder or their registered representative; (2) transactions that are part of a systematic program; and (3) transactions of $1,000 or less.

In the case of actual or suspected excessive trading through Omnibus Accounts maintained by financial intermediaries, the Hartford HLS Funds’ transfer agent, HASCO, shall attempt to obtain the cooperation of the intermediaries to identify excessive traders and to prevent or limit, to the fullest extent practicable, such excessive trading activity. Accordingly, the Hartford HLS Funds’ procedures with respect to Omnibus Accounts are as follows: (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the policy. (2) Where HASCO is not provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the policy may be occurring. In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the policy. The Hartford HLS Funds’ ability to identify and deter frequent purchases and redemptions of a Hartford HLS Fund’s shares through Omnibus Accounts is limited, and the Hartford HLS Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Hartford HLS Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.   In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the HLS Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make the Hartford HLS Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading. Certain market timers may seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day. Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Hartford HLS Fund if the Hartford HLS Fund calculates its NAV using closing prices that are no longer accurate. Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities are more susceptible to this activity. The Hartford HLS Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in Hartford HLS Fund shares.  For additional information concerning the Hartford HLS Funds’ fair value procedures, please refer to “DETERMINATION OF NET ASSET VALUE.”

DETERMINATION OF NET ASSET VALUE

The NAV is determined for each class of a Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (for purposes of this section, the “Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of that Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to a Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in a Fund’s portfolio for which market prices are readily available are valued at market value.  Market value is generally determined on the basis of last reported sales prices or official close price.  If no sales were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services.  If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of Hartford HLS Funds’s Board.  Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of a Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close.  Securities or other instruments that are primarily traded on foreign markets may trade on days that are not business days of a Fund.  The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund.  Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded.  There can be no assurance that a Fund could obtain the fair value assigned to an investment if a Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by a Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by Hartford HLS Funds’ Boards.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions.  Generally, a Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending.  Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close.  Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by Hartford HLS Funds’ Board.

For additional information regarding particular types of investments, please see the “DETERMINATION OF NET ASSET VALUE” section of the Funds’ Statement of Additional Information.

TAXES

FEDERAL INCOME TAXES

For federal income tax purposes, each Fund is treated as a separate taxpayer. Each Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code, as amended. By so qualifying, a Fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the Accounts or Plans. Further, each Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable contracts.

Under current law, Plan participants and owners of variable contracts that have invested in a Fund are not subject to federal income tax on Fund earnings and distributions or on gains realized upon the sale or redemption of Fund shares until such amounts are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable contracts, see the prospectus or other disclosure document for such contract.

For more information about the tax status of the Funds, see “Taxes” in the Funds’ Statement of Additional Information.

VARIABLE CONTRACT OWNER VOTING RIGHTS

With regard to Fund matters for which the 1940 Act requires a shareholder vote, shares held by the Accounts are generally voted in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. Each share has one vote. Votes are counted on an aggregate basis for Hartford Series Fund or Hartford Series Fund II, as applicable, except as to matters where the interests of the separate series differ (such as approval of an investment management agreement or a change in a Fund’s fundamental investment policies). In such cases, the voting is on a fund-by-fund basis. Matters that affect only one class of shares of a Fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class of the Fund. Fractional shares are counted. Shares held by an Account for which no instructions are received are generally voted for or against, or in abstention, with respect to any proposals in the same proportion as the shares for which instructions are received. As a result of proportional voting, the vote of a small number of shareholders may determine the outcome of a proposal subject to shareholder vote.

PLAN PARTICIPANT VOTING RIGHTS

With regard to Fund matters for which the 1940 Act requires a shareholder vote, Plan trustees generally vote Fund shares held by their Plans either in their own discretion or in accordance with instructions from Plan participants.

PERFORMANCE RELATED INFORMATION

The Funds may advertise performance related information. Performance information about a Fund is based on the Fund’s past performance only and is no indication of future performance. Each Fund may include its total return in advertisements or other sales material. When a Fund advertises its total return, it will usually be calculated for one year, five years, and ten years or some other relevant period if the Fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions).

The Funds are offered exclusively through variable insurance products and to certain qualified employee benefit plans. Performance information presented for the Funds should not be compared directly with performance information of other insurance products or plans without taking into account charges and expenses payable with respect to these insurance products or plans. Such charges and expenses are not reflected in the Funds’ performance information and will reduce an investor’s return under the insurance products or plans.

FINANCIAL HIGHLIGHTS FOR GROWTH OPPORTUNITIES FUND

The financial highlights table for Growth Opportunities Fund is intended to help you understand the Fund’s financial performance for the past five years.  Certain information reflects financial results for a single Growth Opportunities Fund share.  The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in Growth Opportunities Fund (assuming reinvestment of all dividends and distributions).  The information for the fiscal years ended December 31, 2013, December  31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009 has been derived from the financial statements audited by Ernst & Young LLP, Growth Opportunities Fund’s independent registered public accounting firm, whose report, along with Growth Opportunities Fund’s financial statements and financial highlights, is included in Growth Opportunities Fund’s annual report, which is available upon request.

	— Selected Per-Share Data(A) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(C)	Ratio of Expenses to Average Net Assets After Adjust- ments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets
For the Year Ended December 31, 2013
IA	$29.90	$0.07	$10.61	$10.68	$—	$—	$—	$40.58	35.74%	$1,097,380	0.65%	0.65%	0.21%
IB	29.38	(0.01)	10.42	10.41	—	—	—	39.79	35.42	111,230	0.90	0.90	(0.04)

For the Year Ended December 31, 2012 (D)
IA	$23.57	$0.03	$6.30	$6.33	$—	$—	$—	$29.90	26.86%	$951,372	0.65%	0.65%	0.11%
IB	23.22	(0.05)	6.21	6.16	—	—	—	29.38	26.54	108,506	0.90	0.90	(0.15)

For the Year Ended December 31, 2011 (D)
IA	$25.86	$0.01	$(2.30)	$(2.29)	$—	$—	$—	$23.57	(8.87)%	$881,352	0.66%	0.66%	0.03%
IB	25.54	(0.06)	(2.26)	(2.32)	—	—	—	23.22	(9.10)	108,905	0.91	0.91	(0.22)

For the Year Ended December 31, 2010 (D)
IA	$22.00	$0.02	$3.84	$3.86	$—	$—	$—	$25.86	17.56%	$1,106,030	0.65%	0.65%	0.08%
IB	21.78	(0.04)	3.80	3.76	—	—	—	25.54	17.28	137,147	0.90	0.90	(0.17)

For the Year Ended December 31, 2009 (D)
IA	$17.05	$0.09	$4.96	$5.05	$(0.10)	$—	$(0.10)	$22.00	29.61%	$1,044,454	0.66%	0.66%	0.53%
IB	16.89	0.05	4.89	4.94	(0.05)	—	(0.05)	21.78	29.29	144,269	0.91	0.91	0.28

(A)

Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

(B)

The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level.  Any such additional sales charges or other fees would lower the Fund’s performance.

(C)	Adjustments include waivers and reimbursements, if applicable.
(D)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover:

	Portfolio Turnover Rate for All Share Classes
For the Year Ended December 31, 2013	119%
For the Year Ended December 31, 2012	105
For the Year Ended December 31, 2011	113
For the Year Ended December 31, 2010	104
For the Year Ended December 31, 2009	152	(A)

(A)       During the year ended December 31, 2009, the Fund incurred $100.4 million in purchases associated with the transition of assets from Hartford LargeCap Growth HLS Fund, which merged into the Fund on October 2, 2009.  These purchases were excluded from the portfolio turnover rate calculation.

INDEX OF APPENDICES

Appendix A:         Agreement and Plan of Reorganization

Appendix B:         5% Beneficial Owners of Fund Shares as of April 17, 2014

APPENDIX A: AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [   ] day of [   ], 2014, by Hartford HLS Series Fund II, Inc., a Maryland corporation (“Hartford HLS Series Fund II”), with its principal place of business at P.O. Box 55022, Boston, MA 02205-5022, on behalf of Hartford Growth Opportunities HLS Fund (“Acquiring Fund”), a series of Hartford HLS Series Fund II, and Hartford Series Fund, Inc., a Maryland corporation (“Hartford Series Fund,” together with Hartford HLS Series Fund II, the “Companies”), with its principal place of business at P.O. Box 55022, Boston, MA 02205-5022, on behalf of Hartford Growth HLS Fund (“Acquired Fund”), a series of Hartford Series Fund.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (“Code”).  The reorganization and liquidation will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of common stock of the Acquiring Fund (“Acquiring Fund Shares”) corresponding to the class of outstanding shares of common stock of the Acquired Fund (“Acquired Fund Shares”), as described herein, (2) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (3) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Fund and the Acquiring Fund are series of Hartford Series Fund and Hartford HLS Series Fund II, respectively, each a registered investment company classified as a management company of the open-end type, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Directors of Hartford HLS Series Fund II have determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Directors of Hartford Series Fund have determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.              TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1.          Subject to terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of the property and assets of the Acquired Fund, as set forth in paragraph 1.2 herein, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class IA and Class IB Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s net assets with respect to the corresponding class of Acquired Fund Shares, computed in the manner and as of the time and date set forth in paragraph 2.1 herein, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in paragraph 2.2 herein; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3 herein.  Such transactions shall take place on the date of the closing provided for in paragraph 3.1 herein (“Closing Date”).

1.2.          The property and assets of Hartford Series Fund attributable to the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property and assets, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Valuation Date as defined in paragraph 2.1 (collectively, “Assets”).  The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

1.3.          The Acquired Fund will make reasonable efforts to discharge all of its known liabilities and obligations prior to the Valuation Date.  The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, “Liabilities”).  On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date..

1.4.          Immediately following the actions contemplated by paragraph 1.1 herein, Hartford Series Fund shall take such actions necessary to complete the liquidation of the Acquired Fund.  To complete the liquidation, Hartford Series Fund, on behalf of the Acquired Fund, shall (a) distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares as of the Closing as defined in paragraph 3.1 herein (“Acquired Fund Shareholders”), on a pro rata basis within the class, the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1 herein, and (b) completely liquidate.  Such distribution and liquidation will be accomplished, with respect to each class of Acquired Fund shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders.  The aggregate net asset value of Class IA and Class IB Acquiring Fund Shares to be so credited to the Class IA and Class IB Acquired Fund Shareholders, respectively, shall, with respect to the class, be equal to the aggregate net asset value of the Acquired Fund Shares of the corresponding class owned by Acquired Fund Shareholders on the Closing Date.  All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class IA and Class IB Acquired Fund Shares will thereafter represent interests in the corresponding class of Acquiring Fund Shares after the Closing Date, as determined in accordance with paragraph 2.3.  The Acquiring Fund shall not issue certificates representing the Class IA and Class IB Acquiring Fund Shares in connection with the Reorganization.

1.5.          Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s Transfer Agent, as defined in paragraph 3.3 herein.

1.6.          Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.              VALUATION

2.1.          The value of the Assets shall be the value of such Assets as of the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to the Acquired Fund and valuation procedures established by Hartford Series Fund’s Board of Directors.

2.2.          The net asset value of each Acquiring Fund Share shall be the net asset value per share computed with respect to the corresponding class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund’s then-current prospectus and statement of additional information, and valuation procedures established by Hartford HLS Series Fund II’s Board of Directors.

2.3.          The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s Assets shall be determined by dividing the value of the net assets with respect to the Acquired Fund Shares determined using the same valuation procedures referred to in paragraph 2.1 herein, by the net asset value of the corresponding class of Acquiring Fund Shares, determined in accordance with paragraph 2.2 herein.

2.4.          All computations of value shall be made by Hartford Funds Management Company, LLC (“HFMC”), in its capacity as Fund Accountant for the Companies, and shall be subject to confirmation by the Companies’ Treasurer.

3.              CLOSING AND CLOSING DATE

3.1.          The Closing Date shall be a date to be determined by an officer of the Company, or such other date as the parties may agree.  All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties.  The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time.  The Closing shall be held at the offices of the Companies.

3.2.          Hartford Series Fund shall direct JPMorgan Chase Bank, N.A., as custodian for the Acquired Fund (“Custodian”), to deliver to the Companies at the Closing a certificate of an authorized officer of the Custodian stating that (i) the Assets of the Acquired Fund have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.  The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund, as the Custodian also serves as the custodian for the Acquiring Fund.  Such presentation shall be made for examination no later than five business days preceding the Closing

Date, and such certificates and other written instruments shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.  The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (“1940 Act”), in which the Acquired Fund’s Assets are deposited, the Acquired Fund’s Assets deposited with such depositories.  The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds on the Closing Date.

3.3.          The Companies shall direct Hartford Administrative Services Company, in its capacity as transfer agent for the Companies (“Transfer Agent”), to deliver to the Companies at the Closing a certificate of an authorized officer of the Transfer Agent stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  The Secretary of the Companies shall confirm that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 herein prior to the actions contemplated by paragraph 1.4 herein and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4 herein.  At the Closing, the Companies shall execute such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as necessary to effect the Reorganization.

3.4.          In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of Hartford HLS Series Fund II or Hartford Series Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.              REPRESENTATIONS AND WARRANTIES

4.1.          Except as has been fully disclosed to the Acquiring Fund prior to the date of this Agreement in a written instrument executed by an officer of the Hartford Series Fund, Hartford Series Fund, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)           The Acquired Fund is duly organized as a series of Hartford Series Fund, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under Hartford Series Fund’s Articles of Incorporation, as amended from time to time (“Charter”), to own all of its Assets and to carry on its business as it is now being conducted;

(b)           Hartford Series Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Class IA and Class IB Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c)           No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein,

except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act and state securities laws;

(d)           The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder; and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)           On the Valuation Date, Hartford Series Fund, on behalf of the Acquired Fund, will have good and marketable title to the Assets of the Acquired Fund and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, Hartford HLS Series Fund II, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act;

(f)            The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of Hartford Series Fund’s Charter or Bylaws, as amended from time to time, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Hartford Series Fund, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Hartford Series Fund, on behalf of the Acquired Fund, is a party or by which it is bound;

(g)           All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

(h)           No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to Hartford Series Fund’s knowledge, threatened against Hartford Series Fund, with respect to the Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business.  Hartford Series Fund, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)            The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at [December 31, 2013] have been audited by Ernst & Young LLP, independent registered public accounting firm, who issued an unqualified opinion thereon;

(j)            Since [December 31, 2013], there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness other than in the ordinary course in accordance with the Acquired Fund’s investment restrictions.  For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(k)           On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best knowledge of Hartford Series Fund, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)            For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (after reduction for any available capital loss carryover) for the period ending on the Closing Date;

(m)          All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by Hartford Series Fund and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws.  All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3 herein.  The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares;

(n)           The execution, delivery and performance of this Agreement and the transactions contemplated herein have been duly authorized by all necessary action, if any, on the part of the Directors of Hartford Series Fund, on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of Hartford Series Fund, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o)           The information to be furnished by the Acquired Fund for use in registration statements, information statement materials  and other documents filed or to be filed with any Federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p)           The combined information statement and prospectus (“Information Statement”) to be included in the Registration Statement referred to in paragraph 5.5 herein (and any amendment and supplement thereto), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Information Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

4.2.          Except as has been fully disclosed to the Acquired Fund prior to the date of this Agreement in a written instrument executed by an officer of Hartford HLS Series Fund II, Hartford HLS Series Fund II, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)           The Acquiring Fund is duly organized as a series of Hartford HLS Series Fund II, which is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, with power under Hartford HLS Series Fund II’s Charter to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)           Hartford HLS Series Fund II is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Class IA and Class IB Acquiring Fund Shares under the 1933 Act, is in full force and effect;

(c)           No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

(d)           The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)           The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of Hartford HLS Series Fund II’s Charter or Bylaws, as amended from time to time, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Hartford HLS Series Fund II, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Hartford HLS Series Fund II, on behalf of the Acquiring Fund, is a party or by which it is bound;

(f)            No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Hartford HLS Series Fund II, with respect to the Acquiring Fund or any of the Acquiring Fund’s properties or assets, that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business.  Hartford HLS Series Fund II, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated;

(g)           The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at [December 31, 2013] have been audited by Ernst & Young LLP, independent registered public accounting firm, who issued an unqualified opinion thereon;

(h)           Since [December 31, 2013], there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness other than in the ordinary course in accordance with the Acquiring Fund’s investment restrictions.  For purposes of this subparagraph (h), a decline in net asset value per share of the Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

(i)            On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best knowledge of Hartford HLS Series Fund II no such return is currently under audit and no assessment has been asserted with respect to such returns;

(j)            For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its Federal income tax under Section 852 of the Code;

(k)           All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by Hartford HLS Series Fund II and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(l)            The execution, delivery and performance of this Agreement and the transactions contemplated herein, have been duly authorized by all necessary action, if any, on the part of the Directors of Hartford HLS Series Fund II, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of Hartford HLS Series Fund II, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)          The Class IA and Class IB Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund;

(n)           The information to be furnished by the Acquiring Fund for use in registration statements, information statement materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(o)           The Information Statement to be included in the Registration Statement referred to in paragraph 5.5 herein (and any amendment or supplement thereto), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (o) shall not apply to statements in or omissions from the Information Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

5.              COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1.          The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2.          The Acquired Fund covenants that the Class IA and Class IB Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3.          Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.4.          Hartford Series Fund, on behalf of the Acquired Fund, will prepare and file an Information Statement (referred to in paragraph 4.1(p) herein) to be included in a Registration Statement on Form N-14 (“Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act.  The Acquired Fund will provide to the Acquiring Fund such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.5.          The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.6.          Hartford Series Fund, on behalf of the Acquired Fund, shall execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as may be necessary or desirable in order to (1) vest in and confirm (a) the title and possession of Hartford Series Fund, on behalf of the Acquired Fund, of the Acquiring Fund Shares to be delivered hereunder and (b) the title and possession of Hartford HLS Series Fund II, on behalf of the Acquiring Fund, of all the Assets and (2) otherwise to carry out the intent and purpose of this Agreement.

5.7.                             The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.              CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of Hartford Series Fund, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at Hartford Series Fund’s election, to the performance by Hartford HLS Series Fund II, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.                             All representations and warranties of Hartford HLS Series Fund II, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2.                             Hartford HLS Series Fund II, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed by Hartford HLS Series Fund II’s President or Vice President and its Treasurer or Assistant Treasurer, and dated as of the Closing Date, to the effect that the representations and warranties of Hartford HLS Series Fund II, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

6.3.                             Hartford HLS Series Fund II, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Hartford HLS Series Fund II, on behalf of the Acquiring Fund, on or before the Closing Date; and

6.4.                             The number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization shall have been calculated in accordance with paragraph 1.1 herein.

7.              CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of Hartford HLS Series Fund II, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at Hartford HLS Series Fund II’s election, to the performance by Hartford Series Fund, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1.                             All representations and warranties of Hartford Series Fund, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2.                             Hartford Series Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s Assets and Liabilities, as of the Closing Date, certified by the Treasurer of Hartford Series Fund;

7.3.                             Hartford Series Fund, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer and dated as of the Closing Date to the effect that the representations and warranties of Hartford Series Fund, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

7.4.                             Hartford Series Fund, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Hartford Series Fund, on behalf of the Acquired Fund, on or before the Closing Date;

7.5.                             The number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization shall have been calculated in accordance with paragraph 1.1 herein; and

7.6.                             The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern Time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.              FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to Hartford Series Fund, on behalf of the Acquired Fund, Hartford HLS Series Fund II may, at its option, refuse to consummate the transactions contemplated by this Agreement.  If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to Hartford HLS Series Fund II, on behalf of the Acquiring Fund, Hartford Series Fund may, at its option, refuse to consummate the transactions contemplated by this Agreement:

8.1.                             The Agreement and the transactions contemplated herein shall have been approved by the Board of Directors of Hartford Series Fund, and each party shall have delivered to the other certified copies of the resolutions evidencing such approval;

8.2.                             On the Closing Date no action, suit or other proceeding shall be pending or, to the Companies’ knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3.                             All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Companies to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund;

8.4.                             The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5.                             The Companies shall have received the opinion of counsel to the Companies addressed to the Companies substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes.  The delivery of such opinion is conditioned upon receipt by counsel to the Companies of representations it shall request of the Companies.  Notwithstanding anything herein to the contrary, the Companies may not consummate such transactions contemplated by the Agreement if this condition is not satisfied; and

9.              INDEMNIFICATION

9.1.                             Hartford HLS Series Fund II, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the Acquiring Fund is not in violation of any applicable law.

9.2.                             Hartford Series Fund, out of the Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the Acquired Fund is not in violation of any applicable law.

10.       BROKERAGE FEES AND EXPENSES

10.1.                      Hartford HLS Series Fund II, on behalf of the Acquiring Fund and on behalf of the Acquired Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2.                      The expenses relating to the proposed Reorganization will be borne solely by HFMC or its affiliate.  No such expenses shall be borne by the Acquired Fund or the Acquiring Fund, except for brokerage fees and brokerage-related expenses incurred in connection with the Reorganization.  The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of the Registration Statement, printing and distributing the Information Statement, legal fees, accounting fees and securities registration fees.  Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11.       ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1.                      The Companies have not made any representation, warranty or covenant, on behalf of either the Acquired Fund or the Acquiring Fund, as applicable, not set forth herein, and this Agreement constitutes the entire agreement between the Acquiring Fund and Acquired Fund with respect to the Reorganization.

11.2.                      The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.  The covenants to be performed after the Closing and the obligations of each of the Acquired Fund and Acquiring Fund in paragraphs 9.1 and 9.2 shall survive the Closing.

12.       TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of Hartford HLS Series Fund II’s or Hartford Series Fund’s Board of Directors, at any time prior to the Closing Date, if circumstances should develop that, in its opinion, make proceeding with the Agreement inadvisable.

13.       AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Companies.

14.      HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1.                      The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.                      This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.

14.3.                      This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

HARTFORD SERIES FUND, INC.,
on behalf of its series,
HARTFORD GROWTH HLS FUND

By:

Name: James E. Davey
Title: President

HARTFORD HLS SERIES FUND II, INC.,
on behalf of its series,
HARTFORD GROWTH OPPORTUNITIES HLS FUND

By:

Name: James E. Davey
Title: President

With respect to Paragraph 10.2 of this Agreement, Accepted and Acknowledged by:

HARTFORD FUNDS MANAGEMENT COMPANY, LLC

By:

Name: Gregory A. Frost
Title: Chief Financial Officer

APPENDIX B: 5% BENEFICIAL OWNERS OF FUND SHARES AS OF APRIL 17, 2014

[To be filed by amendment]

PART B

Hartford Series Fund, Inc.
P.O. Box 55022

Boston, MA 02205-5022

Statement of Additional Information

[May 12], 2014

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of:

The Hartford Growth HLS Fund	Hartford Growth Opportunities HLS Fund

This Statement of Additional Information is available to the shareholders of The Hartford Growth HLS Fund (“Growth Fund”) in connection with the proposed transaction whereby all of the assets and liabilities of Growth Fund will be transferred to Hartford Growth Opportunities HLS Fund in exchange for shares of The Hartford Growth Opportunities HLS Fund (“Growth Opportunities Fund,” and together with Growth Fund, the “Funds”).

This Statement of Additional Information of Growth Opportunities Fund consists of this cover page, the accompanying pro forma financial statements and related notes, and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1.                                      The Combined Statement of Additional Information for Hartford Series Fund, Inc. and Hartford HLS Series Fund, Inc. dated May 1, 2013 (File Nos. 333-45431/811-08629 and  033-03920/811-04615, respectively);

2.                                      The Financial Statements of Growth Fund and Growth Opportunities Fund as included in each Fund’s Annual Report filed for the year ended December 31, 2013 (File Nos. 333-45431/811-08629); and

3.                                      Unaudited Financial Statements of Growth Fund and Growth Opportunities Fund as included in each Fund’s Semi Annual Report filed for the period ended June 30, 2013 (File Nos. 333-45431/811-08629).

This Statement of Additional Information is not a prospectus.  An Information Statement/Prospectus dated May 1, 2014 relating to the transaction may be obtained, without charge, by writing to Hartford Life Insurance Company, Hartford Life and Annuity Insurance Company, P.O. Box 14293, Lexington, KY  40512-4293 or calling 1-800-862-6668.  This Statement of Additional Information should be read in conjunction with the Information Statement/Prospectus.

PRO FORMA FINANCIAL STATEMENTS

Unaudited narrative pro forma financial information is presented below for the Reorganization.  Growth Opportunities Fund is expected to be the accounting survivor of the Reorganization.

The unaudited pro forma information set forth below for the twelve month period ended on December 31, 2013, is intended to present supplemental data as if the Reorganization, as noted in Table 1 below, had occurred at the beginning of the period. The Reorganization does not require Shareholder approval.

Note 1 — Reorganization

The Reorganization will be accounted for as a tax-free reorganization of investment companies; therefore, no gain or loss will be recognized by Growth Opportunities Fund or its shareholders as a result of the Reorganization. Growth Fund and Growth Opportunities Fund are registered open-ended management investment companies. The Reorganization would be accomplished by the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of Growth Fund by Growth Opportunities Fund in exchange for shares of Growth Opportunities Fund and the distribution of such shares to Growth Fund’s shareholders in complete liquidation of Growth Fund. The table below shows the common shares that Growth Fund’s shareholders would have received if the Reorganization were to have taken place on December 31, 2013.

Growth	Shares Exchanged
Class IA	4,316
Class IB	1,772

Note 2 — Basis of Pro Forma

In accordance with accounting principles generally accepted in the United States of America, the Reorganization will be accounted for as a tax-free reorganization for federal income tax purposes. For financial reporting purposes, the historical cost basis of the investments received from Growth  Fund will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of the surviving fund (which will be Growth Opportunities Fund) with amounts distributable to shareholders for tax purposes.

Net Assets Applicable to Common Shares as of December 31, 2013 (thousands)

	Growth Opportunities	Growth	Combined Fund
	Fund	Fund	Pro Forma
Class IA	$1,097,380	$175,124	$1,272,504
Class IB	$111,230	$70,511	$181,741
TOTAL	$1,208,610	$245,635	$1,424,245

Note 3 — Pro Forma Expense Adjustments

The table below reflects adjustments to annual expenses made to the Combined Fund Pro Forma financial information as if the Reorganization had taken place on the first day of the 12-month period ended December 31, 2013 using the fee and expense information shown in the Information Statement. The pro forma information has been derived from the books and records used in calculating daily net asset values of Growth Fund and Growth Opportunities Fund and has been prepared in accordance with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect this information. Pro forma expenses do not include the expenses to be charged to the Funds in connection with the Reorganization. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Reorganization.

Fee and Expense Increase (Decrease)
Dollar Amount
Net Expense Category
Management Fees(1)	$(559,419)
Transfer Agent Fees	$0
Distribution Fees	$0
Custodian Fees(2)	$414
Accounting services Fees(1)	$(108)
Registration and Filing Fees(3)	$(28,950)
Board of Directors Fees(3)	$(1,227)
Audit Fees(3)	$(10,000)
Other Expenses(4)	$3,582
Total Pro Forma Expenses	$(595,708)

(1)         Reflects Growth Opportunities Fund’s management fee and accounting fee rates on combined average net assets. As a result of the Reorganization and the increase in combined average net assets, these rates will decrease per the provisions of the rate schedule in the Management and Performance section of the prospectus.

(2)         These fees show an increase due to certain foreign custody costs. However, these fees in basis points are expected to remain the same for the Growth Opportunities Fund following the Reorganization.

(3)         Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization.

(4)         These fees show an increase due to certain postage and printing costs. However, these fees in basis points are expected to remain the same for the Growth Opportunities Fund following the Reorganization.

No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of Growth Opportunities Fund are expected as a result of the Reorganization.

Note 4 — Reorganization Costs

The Reorganization costs (whether or not the Reorganization is consummated) will be borne by the investment adviser. Reorganization costs do not include any commissions that would be incurred due to portfolio realignment.

If the Reorganization had occurred as of December 31, 2013, Growth Opportunities Fund would not have been required to dispose of any securities of Growth Fund in order to comply with its investment restrictions. Subsequent to the Reorganization, it is expected that there will be portfolio realignment of Growth Opportunities Fund (of securities acquired from Growth Fund). This is because Growth Opportunities Fund has a different portfolio manager with a different investment style than Growth Fund. As of February 2014, the amount of securities that are expected to be sold after the Reorganization is approximately less than 10% of the combined total assets of Growth Fund and Growth Opportunities Fund. The investment adviser does not expect the related trading costs to be significant.

Note 5 — Accounting Survivor

Growth Opportunities Fund will be the accounting survivor. The surviving fund will have the portfolio management team, portfolio composition, strategies, investment objectives, expense structure and policies/restrictions of Growth Opportunities Fund.

Note 6 — Capital Loss Carryforward

As of December 31, 2013, the Funds had capital loss carryforwards as follows:

	Growth Opportunities
	Fund	Growth Fund
Capital Loss Carryforwards (thousands)	$1,911	$0

If not applied, the capital loss carryforwards will expire as follows:

	Growth Opportunities
	Fund	Growth Fund
Expiration date:
December 31, 2016 (thousands)	$1,911	$0

PART C

OTHER INFORMATION

OTHER INFORMATION

Item 15.                                                  Indemnification

Article V, paragraph (f) of the Registrant’s Articles of Amendment and Restatement provides that the Registrant shall indemnify (i) its directors and officers to the full extent required or permitted by law and (ii) other employees and agents to such extent authorized by the Registrant’s board of directors or bylaws and as permitted by law; provided, however, that no such indemnification shall protect any director or officer of the Registrant against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The rights of indemnification contained in Article V are not exclusive to any other rights to which any officer, director or employee seeking indemnification may be entitled.

Subsection (b) of Section 2-418 of the General Corporation Law of Maryland permits a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys’ fees), judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such action, suit or proceeding unless it is proved that: (i) the act or omission of the person was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.

Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible in the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b).  This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors or a committee of the Board by vote as set forth in subparagraph (i), or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate; or (iii) by the stockholders (except that shares held by directors who are parties to the specific proceeding may not be voted).  A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection (b).

Section 2-418 further provides that indemnification provided for by Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; and permits a corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person’s status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Registrant undertakes that it will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits

	1.(i)	Amended and Restated Articles of Incorporation (incorporated by reference to Post-Effective Amendment #31 filed on November 27, 2002)

	1.(ii)	Amendment to the Articles of Amendment and Restatement (incorporated by reference to Post-Effective Amendment #31 filed on November 27, 2002)

	1.(iii)	Articles Supplementary (incorporated by reference to Post-Effective Amendment #33 filed on February 11, 2003)

	1.(iv)	Articles of Amendment, dated December 11, 2006 (incorporated by reference to Post-Effective Amendment #49 filed on February 14, 2008)

	1.(v)	Articles of Amendment, dated March 1, 2010 (incorporated by reference to Post-Effective Amendment #54 filed on April 30, 2010)

	1.(vi)	Articles Supplementary, dated July 9, 2010 (incorporated by reference to Post-Effective Amendment #55 filed on February 14, 2011)

	1.(vii)	Articles Supplementary (to be filed by amendment to the Registration Statement filed by the Registrant on Form N-1A via Post Effective Amendment #66 on February 18, 2014 )

	2.	Amended and Restated By-Laws dated November 4, 2010 (incorporated by reference to Post-Effective Amendment #55 filed on February 14, 2011)

	3.	Not Applicable

	4.	Form of Agreement and Plan of Reorganization is incorporated herein as Appendix A to the combined Information Statement/Prospectus

	5.	Not Applicable

6.(i)	Investment Management Agreement dated January 1, 2013 (incorporated by reference to Post-Effective Amendment #63 filed on February 15, 2013)

6.(ii)	Form of Investment Sub-Advisory Agreement dated January 1, 2013 with Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment #63 filed on February 15, 2013)

7.(i)	Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment #64 filed on April 29, 2013)

8.	Not Applicable

9.(i)	Master Custodian Contract with State Street Bank and Trust Company (incorporated by reference to Post-Effective Amendment #48 filed on April 30, 2007)

9.(ii)	Master Custodian Contract with JP Morgan Chase Bank, N.A. (incorporated by reference to Post-Effective Amendment #63 filed on February 15, 2013)

10.(i)	Amended and Restated Distribution Plan related to Class IB Shares (incorporated by reference to Post-Effective Amendment #64 filed on April 29, 2013)

10.(ii)	Form of Rule 12b-1 Distribution Plan related to Class IC Shares (incorporated by reference to Post-Effective Amendment #66 filed on February 18, 2014)

10.(iii)	Form of Amended and Restated Plan Pursuant to Rule 18f-3 (incorporated by reference to Post-Effective Amendment #66 filed on February 18, 2014)

11.	Opinion and Consent of Counsel as to legality of the securities being registered (filed herewith)

12.	Form of Opinion and Consent of Dechert LLP as to tax matters (filed herewith)

13.(i)	Share Purchase Agreement (incorporated by reference to Post-Effective Amendment #34 filed on April 30, 2003)

13.(ii)	Share Purchase Agreement (incorporated by reference to Post-Effective Amendment #34 filed on April 30, 2003)

13.(iii)	Share Purchase Agreement (incorporated by reference to Post-Effective Amendment #35 filed on February 12, 2004)

13.(iv)	Share Purchase Agreement (incorporated by reference to Post-Effective Amendment #35 filed on February 12, 2004)

13.(v)

Transfer Agency and Service Agreement between Hartford Series Fund, Inc. and the Registrant and Hartford Administrative Services Company dated August 4, 2010 (incorporated by reference to Post-Effective Amendment #55 filed on February 14, 2011)

13.(vi)	Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment #63 filed on February 15, 2013)

14.	Consent of Independent Registered Public Accounting Firm (filed herewith)

15.	Not Applicable

16.	Power of Attorney dated March 3, 2014 (filed herewith)

Item 17.                                                  Undertakings

1.                          The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.                          The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf by the Registrant, in the Township of Radnor, Commonwealth of Pennsylvania, on the 14th day of March 2014.

HARTFORD HLS SERIES FUND II, INC.

By:	/s/ James E. Davey
James E. Davey
President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ James E. Davey	Director, President, Chief Executive Officer	March 14, 2014
James E. Davey

/s/ Mark A. Annoni	Controller & Treasurer	March 14, 2014
Mark A. Annoni	(Chief Accounting Officer & Chief Financial Officer)

*	Director	March 14, 2014
Lynn S. Birdsong

*.	Chairman of the Board and Director	March 14, 2014
Robert M. Gavin, Jr.

*	Director	March 14, 2014
Duane E. Hill

*	Director	March 14, 2014
Sandra S. Jaffee

*	Director	March 14, 2014
William P. Johnston

*	Director	March 14, 2014
Lemma W. Senbet

*	Director	March 14, 2014
Phillip O. Peterson

*	Director	March 14, 2014
Lowndes A. Smith

/s/ Edward P. MacDonald	March 14, 2014
* By Edward P. Macdonald
Attorney-in-fact

*              Pursuant to Power of Attorney Dated March 3, 2014 (filed herewith)

EXHIBIT INDEX

Exhibit No.

11.	Opinion and Consent of Counsel as to legality of the securities being registered

12.	Form of Opinion and Consent of Dechert LLP as to tax matters

14.	Consent of Independent Registered Public Accounting Firm

16.	Power of Attorney